                             JOINT FILER INFORMATION




NAME:                      Frost Alpha Investments Trust
ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION

Date of Event Requiring
Statement:                 May 22 & 23, 2003






FROST ALPHA INVESTMENTS TRUST

         by:           /s/  Phillip Frost, M.D.
                    ---------------------------
                  Phillip Frost, M.D., Trustee

                             JOINT FILER INFORMATION




NAME:                      Frost Gamma Investments Trust
ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION.

Date of Event Requiring
Statement:                 May 22 & 23, 2003







FROST GAMMA INVESTMENTS TRUST

         by:           /s/ Phillip Frost, M.D.
                   ---------------------------
                  Phillip Frost, M.D., Trustee

                             JOINT FILER INFORMATION




NAME:                      Frost-Nevada Investments Trust
ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION.

Date of Event Requiring
Statement:                 May 22 & 23, 2003







FROST-NEVADA INVESTMENTS TRUST

         by:           /s/ Phillip Frost, M.D.
                   ---------------------------
                  Phillip Frost, M.D., Trustee

                             JOINT FILER INFORMATION




NAME:                      Frost Phi Investments Trust
ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION

Date of Event Requiring
Statement:                 May 22 & 23, 2003






FROST PHI INVESTMENTS TRUST

         by:           /s/  Phillip Frost, M.D.
                    ---------------------------
                  Phillip Frost, M.D., Trustee